Apple Orthodontix, Inc.
                         One West Loop South, Suite 100
                              Houston, Texas 77027

                                  May 11, 1997

TriCap Partners, L.L.C.
One West Loop South, Suite 100
Houston, Texas 77027

Gentlemen:

      Please refer to that certain letter agreement (the "Agreement;" terms used in this letter and not otherwise defined are used as defined in the Agreement) dated November 14, 1996, between Apple Orthodontix, Inc. ("Apple") and TriCap Partners, L. L. C. ("TriCap"), relating to Apple's engagement of TriCap as its financial advisor in connection with one or more proposed Transactions.

      A. The Agreement provides for cash compensation to be paid for financial advisory services rendered by TriCap to Apple. TriCap still desires to receive such cash compensation; however, as a result of the conditions imposed by Bear, Stearns & Co., Inc. ("Bear, Stearns") in connection with Bear, Stearns' commitment to be lead underwriter of the IPO, TriCap and Apple hereby agree to amend and restate in their entirety the provisions of Paragraph 2 of the Agreement to decrease the amount of cash compensation payable to TriCap as follows:

      "2. As compensation for TriCap services hereunder, Apple hereby agrees to:

      a. pay to TriCap a fee of $500,000 in cash on the date of the closing of the IPO;

      b. issue to TriCap a warrant (the "Warrant") (in the form attached hereto as Exhibit A) to purchase shares of Class A Common Stock of the Company (the "Stock"); and

      c. execute and deliver to TriCap a Registration Rights Agreement (in the form attached hereto as Exhibit B).

      B. TriCap and Apple hereby agree to amend and restate in their entirety the provisions of Paragraph 4 of the Agreement as follows:

      "4. The term of TriCap's engagement as financial advisor to Apple shall commence on November 14, 1996, and shall continue until, and terminate upon, the consummation of the IPO. The parties agree that all obligations accruing prior to the date of termination and the obligation set forth in Paragraph 5 shall survive termination."

      C. The provisions of the Agreement other than Paragraphs 2 and 4, including without limitation Paragraphs 1, 3, 5 and 6 and Schedule A, are not amended and the parties hereby ratify and confirm these provisions in their entirety.

      This letter agreement may be executed in two or more counterparts, each of shall be deemed to be an original, but all of which shall constitute the same agreement. Please confirm that the foregoing is in accordance with your understanding of our agreement by signing and returning to us a copy of this letter.

                                          Very truly yours,

                                          APPLE ORTHODONTIX, INC.

                                          /s/ John G. Vondrak, D.D.S.
                                              John G. Vondrak, D.D.S.
                                              Chief Executive Officer

Accepted and agreed to as of the date set forth above:

TRICAP PARTNERS, L.L.P.

/s/ A. John Kreft
A. John Kreft
Manager

                                                                       EXHIBIT A

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT AS PROVIDED HEREIN. THE HOLDER OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE RESTRICTIONS HEREIN SET FORTH.

                             ---------------------
                                                                 Warrant No. 1
                                   WARRANT
                                      TO
                   PURCHASE SHARES OF CLASS A COMMON STOCK
                                      OF
                           APPLE ORTHODONTIX, INC.

                             ---------------------

      This Warrant dated as of April 24, 1997 (this "WARRANT") certifies that, for good and valuable consideration, APPLE ORTHODONTIX, INC., a Delaware corporation (the "Company"), grants to TRICAP PARTNERS, L.L.C. ("TriCap"), and, together with any transferee of this Warrant or Warrant Shares (as defined below) (the "Warrantholder" or "Warrantholders"), subject to the terms and conditions set forth herein, the right to subscribe for and purchase from the Company that number of shares (the "Warrant Shares") of the Company's Class A common stock, par value $.01 per share ("Common Stock"), which is equal to the quotient of (i) $1,700,000 divided by (ii) an amount determined by utilizing the BlackScholes equation and the following variables: the initial public offering price per share of Common Stock, the Expiration Date (as defined below), a risk free interest rate equal to the five-year U.S. treasury note rate as quoted in the WALL STREET JOURNAL on the Initial Exercise Date (as defined below) and a volatility rate equal to 67.5%. This Warrant shall be exercisable during the period from and after 9:00 a.m. Houston, Texas time on the date (the "Initial Exercise Date") of the closing of the Company's initial public offering of Common Stock ("IPO") and to and including 5:00 p.m. Houston, Texas time on the date that is five years after the closing date of the IPO (the "Expiration Date") at a purchase price per share equal to the initial per share public offering price of Common Stock offered to the public in the Company's

IPO (the "Exercise Price"). The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as provided in Section 5.

      1.    DURATION AND EXERCISE OF WARRANT; LIMITATION EXERCISE PAYMENT OF
            TAXES.

            1.1   DURATION AND EXERCISE OF WARRANT.

                  (a) The rights represented by this Warrant may be exercised by the Warrantholder of record, in whole, or from time to time in part (but covering at least the greater of 1,000 shares or the remaining unexercised portion of this Warrant), by surrender of this Warrant, accompanied by the Exercise Form annexed hereto (the "Exercise Form") duly executed by the Warrantholder of record and specifying the number of Warrant Shares or Net Warrant Shares to be purchased, to the Company at the office of the Company located at One West Loop South, Suite 100, Houston, Texas 77027 (or such other office or agency of the Company as it may designate by notice to the Warrantholder at the address of such Warrantholder appearing on the books of the Company) during normal business hours on any day (a "Business Day") other than a Saturday, Sunday or a day on which the Company is otherwise closed for business (a "Nonbusiness Day") on or after 9:00 a.m. Houston, Texas time on the Initial Exercise Date but not later than 5:00 p.m. on the Expiration Date (or 5:00 p.m. on the next succeeding Business Day, if the Expiration Date is a Nonbusiness Day), delivery of payment to the Company of the Exercise Price for the number of Warrant Shares or cash in lieu thereof specified in the Exercise Form and such documentation as to the identity and authority of the Warrantholder as the Company may reasonably request.

                  (b) Each Warrantholder may (i) pay the Exercise Price in cash, by certified or official bank check payable to the order of the Company, or (ii) exercise this Warrant for "Net Warrant Shares" or cash in lieu of Net Warrant Shares. The number of Net Warrant Shares will be determined as described by the following formula: Net Warrant Shares = [WS x (MP-EP)]/MP. "WS" is the number of Warrant Shares issuable upon exercise of this Warrant or portion thereof. "MP" is the Market Price of the Common Stock. "Market Price" shall mean the average of the closing prices of the Common Stock on the business day immediately preceding the date of the Exercise Form (or other event for which a Market Price is determined) on all domestic exchanges on which the Common Stock is then listed, or, if there shall have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ National Market System as of 3:30 P.M., New York time, on each such day, or if the Common Stock shall not be quoted in the NASDAQ National Market System, the average of the high and low bid and asked prices on each such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If at any time the

            Common Stock is not listed on any domestic exchange or quoted in the NASDAQ National Market System or the domestic over-the-courter market, the "Market Price" shall be deemed to be the highest of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company, as at the last day of any month ending within 60 days preceding the date as of which the determination is to be made, (ii) the fair value thereof, which shall be reasonably determined by the Board of Directors of the Company as of a date which is within 15 days prior to the date as of which the determination is to be made or (iii) the Exercise Price in effect immediately prior to the determination of Market Price. "EP" shall mean the Exercise Price.

                  (c) Certificates for the Warrant Shares specified in the
            Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within five business days, after the date the Company receives the Exercise Form. The stock certificates so delivered shall be in denominations specified by the Warrantholder, and shall be issued in the name of the Warrantholder or, if permitted by subsection 1.4 and in accordance with the provisions thereof, such other name as shall be designated in the Exercise Form. Such Warrant Shares shall be deemed by the Company to be issued to the Warrantholder that is the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.

                  (d) If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

                  (e) No adjustments or payments shall be made on or in respect of Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

                  (f) Notwithstanding anything herein to the contrary, upon
            receipt of the Exercise Price (unless the Warrant is exercised for Net Warrant Shares) the Company may elect to pay the Warrantholder, in lieu of Warrant Shares, an amount of cash equal to the product of the Market Price multiplied by the number of Warrant Shares (or Net Warrant Shares as applicable) specified in the Exercise Form. Payment shall be made as promptly as practicable, and in any event within 3 business days after the date the Company receives the Exercise Form, in same day funds payable to the order of the Warrantholder.

            1.2 LIMITATION ON EXERCISE. If this Warrant is not exercised prior to 5:00 p.m. on the Expiration Date (or the next succeeding Business Day, if the Expiration Date is a Nonbusiness Day), this Warrant, or any new Warrant issued pursuant to Section 1.1, shall cease to be exercisable and shall become void and all rights of the Warrantholder hereunder shall cease. This Warrant shall not be exercisable and no Warrant Shares shall be issued hereunder, prior to 9:00 a.m. Houston, Texas time on the Initial Exercise Date.

            1.3 PAYMENT OF TAXES. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; PROVIDED, HOWEVER, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificates for Warrant Shares in a name other than that of the then Warrantholder as reflected upon the books of the Company.

            1.4   TRANSFER: RESTRICTION ON TRANSFER AND LEGEND.

                  (a) Subject to the provisions of Section 1.4(b) below, this
            Warrant shall be transferrable, in whole or in part, at any time after the closing date of the IPO, without the consent of the Company, by notice from Warrantholder. The Company shall keep at its principal office a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration, transfer and exchange of this Warrant. The Company will not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to prevent or delay the exercise or transfer of this Warrant.

                  (b) Neither this Warrant nor any of the Warrant Shares, nor any interest or participation in either, may be in any manner transferred or disposed of, in whole or in part except in compliance with applicable United States federal and state securities laws and paragraph (c) below. Notwithstanding anything herein to the contrary, the Company acknowledges that distribution of the Warrant or Warrants to the members of TriCap shall be permissible.

                  (c) A Warrantholder desiring to sell all or any part of his
            Warrant Shares or this Warrant to any person engaged in the business of providing orthodontic practice management services shall give notice in writing to the Company stating that the selling Warrantholder has received a bona fide offer for the purchase of his Warrant Shares or this Warrant (a "Bona Fide Offer"), the number of Warrant Shares or portion of the Warrant to be sold, the name and address of each such person or entity desiring to purchase such Warrant Shares or Warrant, and the sales price and terms of payment of the Bona Fide Offer. Such notice shall constitute an offer to sell all or part of the Warrant Shares or this Warrant to the Company upon the price and terms proposed in the Bona Fide Offer. Such offer shall be effective for three business days after the receipt of such notice by the Company. If at the end of such three business days the Company has not elected to purchase all of the offering Warrantholder's Warrant

            Shares or this Warrant, the offering Warrantholder may sell any unpurchased Warrant Shares or this Warrant pursuant to the Bona Fide Offer for a period of three business days, after which time he shall again be subject to the terms of this paragraph 1.4(c).

            Each certificate for Warrant Shares and any Warrant issued at any time in exchange or substitution for any Warrant bearing such a legend shall bear a legend similar in effect to the foregoing paragraph unless, in the opinion of counsel for the Company, the Warrant need no longer be subject to the restriction contained herein. The provisions of this subsection 1.4 shall be binding upon all subsequent holders of this Warrant, if any. Warrant Shares transferred to the public as expressly permitted by, and in accordance with, the provisions of this Warrant shall thereafter cease to be deemed to be "Warrant Shares" for purposes hereof.

            1.5 DIVISIBILITY OF WARRANT. This Warrant may be divided into warrants representing one Warrant Share or multiples thereof, upon surrender at the principal office of the Company on any Business Day, without charge to any Warrantholder, except as provided below. Upon any such division, and, if permitted by subsection 1.4 and in accordance with the provisions thereof, the Warrants may be transferred of record to a name other than that of the Warrantholder of record; PROVIDED, HOWEVER, that the Warrantholder shall be required to pay any and all transfer taxes with respect thereto.

            1.6 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants and covenants as follows:

                  (a) EXISTENCE. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is authorized to do business and is in good standing as a foreign corporation in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified, except where the failure to so qualify, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Company.

                  (b) POWER AND AUTHORITY. The Company has all requisite
            corporate power and authority, and has taken all corporate action necessary, to execute, deliver and perform this Warrant, to grant, issue and deliver this Warrant and to authorize and reserve for issuance and, upon payment from time to time of the Exercise Price, to issue and deliver the shares of Common Stock issuable upon exercise of the Warrant. This Warrant has been duly executed and delivered by the Company.

                  (c) RESERVATION, ISSUANCE AND DELIVERY OF COMMON STOCK. There
            have been reserved for issuance, and the Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by this Warrant, and such shares, when issued upon receipt of payment therefor in accordance with the terms of the this Warrant, will be legally and validly issued, fully paid and nonassessable and will be free of any preemptive rights of stockholders.

                  (d) EXECUTION AND DELIVERY. Neither the execution or delivery of this Warrant nor the consummation of the transactions herein contemplated does or will result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of any provision of the Certificate of Incorporation or Bylaws of the Company or any statute or any order, rule or regulation or any court or governmental agency or body having jurisdiction over the Company or any of its properties.

                  (e) VALID AND BINDING OBLIGATIONS. This Warrant, when duly executed and delivered, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws of general application affecting creditors' rights and judicial decisions interpreting any of the foregoing.

            1.7 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE WARRANTHOLDER. The Warrantholder hereby represents, warrants and covenants that he has not offered to purchase or purchased any shares of Common Stock during the five-day period prior to the date the Market Price is calculated.

      2.      RESERVATION AND LISTING OF SHARES.

      All Warrant Shares which are issued upon the exercise of the rights represented by this Warrant shall, upon issuance and payment of the Exercise Price, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof other than taxes in respect of any transfer occurring contemporaneously with such issue. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant, and shall, at the Company's expense, procure such listing thereof (subject to official notice of issuance) as then may be required on all stock exchanges on which the Common Stock is then listed or provide such required notices to the NASDAQ as required with respect to the reservation and issuance of such shares. The Company shall, from time to time, take all such action as may be required to assure that the par value per share of the Warrant Shares is at all times equal to or less than the then effective Exercise Price.

      3.    EXCHANGE, LOSS OR DESTRUCTION OF WARRANT.

      If permitted by subsection 1.4 or 1.5 and in accordance with the provisions thereof, upon surrender of this Warrant to the Company with a duly executed instrument of assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. The term "Warrant" as used herein includes any Warrants issued in substitution or exchange of this Warrant.

      4. OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in subsections 1.1, 1.4 and 1.5 or in Section 3.

      5.    CERTAIN ADJUSTMENTS.

      The Exercise Price at which Warrant Shares may be purchased hereunder, and the number of Warrant Shares to be purchased upon exercise hereof, are subject to change or adjustment after the Initial Exercise Date as follows:

            5.1 GENERAL. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

                  (a) In case the Company shall after the Initial Exercise Date
            (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) In case the Company shall after the Initial Exercise Date:

                        (i) issue rights, options or warrants generally to
                  holders of its outstanding Common Stock, without any charge to such holders, entitling them at the time of such issuance to subscribe for or purchase, pursuant to such an issuance, shares of Common Stock at a price per share which is lower at the record date for the determination of stockholders entitled to receive such rights, options or warrants than the then-current Market Price per share of Common Stock, or

                        (ii) distribute generally to holders of its shares of
                  Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in paragraph (a) of this subsection 5.1) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock,

            (A) the Company shall deliver to each Warrantholder a notice of such issuance or distribution at lease 3 business days prior to the record date established therefor, and (B) make appropriate adjustments to the number of Warrant Shares purchasable upon the exercise of the Warrant and/or the Exercise Price in order to preserve the relative rights and interests of the Warrantholders, such adjustments to be made by the good faith determination of the Board of Directors of the Company.

            5.2 VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may, at its option, at any time during the term of the Warrant, reduce the then current Exercise Price to any amount, consistent with applicable law, deemed appropriate by the Board of Directors of the Company.

            5.3 NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail first class, postage prepaid, to all Warrantholders, notice of such adjustment.

            5.4 NO ADJUSTMENT FOR CASH DIVIDENDS. No adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

            5.5 PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another person or in case of any sale, transfer or lease to another corporation of all or substantially all of the assets of the Company, the Company or such successor or purchaser, as the case may be, shall execute with the Warrantholders an agreement that the Warrantholders shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property that the holder thereof would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; PROVIDED, HOWEVER, that no adjustment in respect of cash dividends, interest or other income on or from such shares or other securities and property shall be made during the term of this Warrant or upon the exercise of this Warrant. Such agreement shall provide for adjustment, which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 5. The provisions of this subsection 5.5 shall apply similarly to successive consolidations, mergers, sales, transfers or leases.

      6.    NO IMPAIRMENT.

      The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Warrantholders against impairment. Without limiting the generality of the foregoing, the Company will (a) not change the par value of any shares of Common Stock receivable upon the exercise of this Warrant to an amount greater than the amount payable therefor upon such exercise, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, (c) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant, and (d) not undertake any reverse stock split, combination, reorganization or other reclassification of its capital stock which would have the effect of making this Warrant exercisable for less than one share of Common Stock.

      Upon the request of the a Warrantholder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to such Warrantholder, the continued validity of this Warrant and the Company's obligations hereunder.

      7.    MISCELLANEOUS.

            7.1 ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the Company and the Warrantholders with respect to this Warrant and the Warrant Shares.

            7.2 BINDING EFFECTS; BENEFITS. This Warrant shall inure to the benefit of and shall be binding upon the Company, the Warrantholders and holders of Warrant Shares and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company, the Warrantholders and holders of Warrant Shares, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant or the Warrant Shares.

            7.3 AMENDMENTS AND WAIVERS. This Warrant may not be modified or amended except by an instrument in writing signed by the Company and the Warrantholders. The Company, any Warrantholder or holders of Warrant Shares may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

            7.4 SECTION AND OTHER HEADINGS. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

            7.5 FURTHER ASSURANCES. Each of the Company, the Warrantholders and holders of Warrant Shares shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and/or powers of attorney as may be necessary or appropriate as any party hereto may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

            7.6 NOTICES. All demands, requests, notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first class mail, postage prepaid, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

                  (a)   if to the Company, addressed to:

                        Apple Orthodontix, Inc.
                        One West Loop South, Suite 100
                        Houston, Texas 77027
                        Attention:  H. Steven Walton

                  (b) if to any Warrantholder or holder of Warrant Shares,
            addressed to the address of such person appearing on the books of the Company.

            Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof or on the third Business Day after the mailing thereof.

            7.7 SEPARABILITY. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable any other term or provision of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

            7.8 FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the

      Warrantholder an amount in cash equal to such fraction multiplied by the then-current market price.

            7.9 RIGHTS OF THE HOLDER. No Warrantholder shall, solely by virtue of this Warrant, be entitled to any rights of a stockholder of the Company, either at law or in equity.

            7.10 GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed in Texas.

            7.11 EXPENSES. The Company shall pay all reasonable legal and other reasonable out-of-pocket expenses of the Warrantholders and their counsel in connection with the exercise and sale of the Warrant Shares (including reasonable brokers' commissions incurred by the Warrantholders upon the sale of Warrant Shares) as contemplated by this Warrant. The Company agrees to reimburse TriCap upon demand for its reasonable out-of-pocket costs and reasonable expenses incurred in connection with the preparation, review, negotiation, execution and delivery of this Warrant and all other related documents.

            7.12 RIGHT TO INFORMATION. The Company will provide to a Warrantholder and to all holders of Warrant Shares, on a timely basis, copies of all documents and reports filed with the Securities and Exchange Commission (the "Commission") and publicly available annual and quarterly financial statements, as may be requested in writing by the Warrantholder or as otherwise agreed in another agreement between the Company and the Warrantholder.

            7.13 MERGER OR CONSOLIDATION OF THE COMPANY. So long as this Warrant remains in effect, the Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be, (i) shall be the Company or (ii) if not the Company, shall expressly assume, by supplemental agreement executed and delivered to the Warrantholders, the performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company under this Warrant.

            7.14 RULE 144. With a view to making available to Warrantholders the benefits of certain rules of the Commission that may permit the sale of shares of Common Stock to the public without registration, the Company hereby covenants and agrees to use its reasonable business efforts after the Initial Exercise Date to file in a timely manner all reports and other documents required to be filed by it under the Securities Act of 1933, as amended the "Act" and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder necessary to permit sales under Rule 144 under the Act, and the Company will take such further action which does not have material cost to the Company to the extent required from time to time to enable

      Warrantholders to sell shares of Common Stock without registration under the Act within the limitation of the exemptions provided by (a) Rule 144 under the Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the written request of a Warrantholder, the Company will deliver to such Warrantholder a written statement as to whether it has complied with such requirements.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

                                    APPLE ORTHODONTIX, INC.

                              By:/s/ JOHN G. VONDRAK, D.D.S.
                                     John G. Vondrak, D.D.S.
                                     Chief Executive Officer

                                  EXERCISE FORM

                (To be executed upon exercise of this Warrant)

      The undersigned, the record holder of this Warrant, hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase of the Warrant Shares, and herewith tenders payment for such Warrant Shares to the order of APPLE ORTHODONTIX, INC., in the amount of $ in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of
                            and that such certificate be delivered to         ,
whose address is                                        .


Date:                               Signature:

                                                                       EXHIBIT B

                         REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of April 24, 1997, by and among Apple Orthodontix, Inc., a Delaware corporation ("Apple"), and TriCap Partners, L.L.C. (the "Stockholder" and, collectively with any assignee, the "Stockholders").

      WHEREAS, Apple desires to provide the Stockholders with an opportunity to achieve liquidity in their respective investments in Apple by granting the Holders the right to participate in certain future public offerings of class A common stock, par value $.001 per share, of Apple ("Common Stock");

      WHEREAS, the Stockholder is this date accepting from the Company a warrant (the "Warrant") entitling the Stockholder to purchase certain shares of Common Stock; and

      WHEREAS, as a condition to its acceptance of the Warrant, the Stockholder is requiring the Company to enter into this Agreement relating to the registration of shares of Common Stock which may be issued upon exercise of the Warrant;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1 . DEFINITIONS. The following capitalized terms shall have the meanings assigned to them in this SECTION 1 or in the parts of this Agreement referred to below:

      CODE: the Internal Revenue Code of 1986, as amended, and any successor thereto.

      COMMISSION: the Securities and Exchange Commission, and any successor thereto.

      DEMAND REGISTRATION:  as defined in SECTION 3.


      EFFECTIVE TIME:  as defined in SECTION 3.


      EXCHANGE ACT: the Securities Exchange Act of 1934, as amended, and any successor thereto, and the rules and regulations thereunder.

      EXEMPT OFFERING: as defined in SECTION 2.

      REGISTRABLE COMMON: shares of Common Stock issuable to the Stockholder pursuant to the Warrant, and any additional shares of Common Stock issued or distributed in respect of any other shares of Registrable Common by way of a stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. For purposes of this Agreement, shares of Registrable Common will cease to be Registrable Common when and to the extent that (i) a registration statement covering such shares has been declared effective under the Securities Act and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares are sold pursuant to Rule 144 or (iii) such shares have been otherwise transferred to a person or entity, other than pursuant to SECTION 11 hereof.

      REGISTRATION NOTICE:  as defined in SECTION 2.

      RULE 144: Securities Act Rule 144 (or any similar or successor provision under the Securities Act).

      SECURITIES ACT: the Securities Act of 1933, as amended, and any successor thereto, and the rules and regulations thereunder.

      SELLING STOCKHOLDER:  as defined in SECTION 12.

2. PIGGYBACK REGISTRATION RIGHTS. At any time before November 14, 2001, whenever Apple proposes to register any Common Stock for its own account, or for the account of any other person holding registration rights, under the Securities Act for a public offering for cash, other than a registration relating to the offering or issuance of shares in connection with (i) employee compensation or benefit plans or (ii) one or more acquisition transactions under a Registration Statement on either Form S-1 or Form S-4 under the Securities Act (or a successor to either Form S-1 or Form S-4) (any such offering or issuance being an "Exempt Offering"), Apple will give each Stockholder written notice of its intent to do so (a "Registration Notice") at least 20 days prior to the filing of the related registration statement with the Commission. Such notice shall specify the approximate date on which Apple proposes to file such registration statement and shall contain a statement that the Stockholders are entitled to participate in such offering and shall set forth the number of shares of Registrable Common (as hereinafter defined) that represents the best estimate of the lead managing underwriter (or if not known or applicable, Apple) that will be available for sale by the holders of Registrable Common in the proposed offering. If Apple shall have delivered a Registration Notice, each Stockholder shall be entitled to participate on the same terms and conditions as Apple in the public offering to which such Registration Notice relates and to offer and sell shares of Registrable Common therein only to the extent provided in this
SECTION 2. Each Stockholder desiring to participate in such offering shall notify Apple no later than ten days following receipt of the Registration Notice of the aggregate number of shares of Registrable Common that such Stockholder then desires to sell in the offering. Each Stockholder desiring to participate in such public offering may include shares of Registrable Common in the registration statement relating to the offering to the extent that the inclusion of such shares shall not reduce the number of shares of Common Stock to be offered and sold by Apple to be included therein. If the lead managing underwriter selected by Apple for a public offering (or, if the offering is not underwritten, a financial advisor to Apple) determines that marketing factors require a limitation on the number of shares of Registrable Common to be offered and sold in such offering, there shall be included in the offering only that number of shares of Registrable Common, if any, that such lead managing underwriter or financial advisor, as the case may be, reasonably and in good faith believes will not jeopardize the success of the offering, PROVIDED that if the lead managing underwriter or financial advisor, as the case may be, determines that marketing factors require a limitation on the number of shares of Common Stock to be offered and sold as aforesaid and so notifies Apple in writing, the number of shares of Common Stock to be offered and sold by holders desiring to participate in the offering, shall be allocated among such holders on a pro rata basis based on their holdings of Common Stock. Apple shall have the right at any time to reduce the number of shares requested by any Stockholder to be included in such registration to the extent that Apple reasonably concludes that inclusion of such shares is likely to jeopardize the non-recognition status under the Code of any acquisition transaction consummated pursuant to any of the acquisition agreements entered into by Apple and one of its founding orthodontic practices; PROVIDED that any determination to exclude shares from any such registration pursuant to this provision shall be based on advice of tax counsel to Apple or its independent accountants.

3. DEMAND REGISTRATION RIGHTS. At any time before May 31, 2002, the holders of at least 33% of the shares of Registrable Common then outstanding may request (the Stockholders making such request are herein referred to as the "Requesting Holders") in writing that Apple file a registration statement under the Securities Act covering the registration of all or a part of the shares of Registrable Common then held by such Stockholders (a "Demand Registration"). Within ten days of the receipt of such request, Apple shall give written notice of such request to all other Stockholders and shall use its best efforts to effect as soon as practicable the registration under the Securities Act in accordance with SECTION 4 hereof (including without limitation, the execution of an undertaking to file post-effective amendments) of all shares of Registrable Common which the Stockholders request be registered within 30 days after the mailing of such notice; PROVIDED, HOWEVER, that (i) Apple shall not be obligated to cause a registration statement respecting a Demand Registration to be filed until the date that is one month before the expiration of any lock-up period set forth in an underwriting agreement to which Apple is a party, and (ii) Apple shall be obligated to effect only one Demand Registration pursuant to this
SECTION 3. In connection with a Demand Registration, the holders of a majority of shares of Registrable Common included in such Demand Registration, in their sole discretion, shall determine whether (a) to proceed with, withdraw from or terminate such offering, (b) to select, subject to the approval of Apple (which approval shall not be unreasonably withheld), a managing underwriter or underwriters to administer such offering, (c) to enter into an underwriting agreement for such offering and (d) to take such actions as may be necessary to close the sale of Registrable Common contemplated by such offering, including, without limitation, waiving any conditions to closing such sale that may not have been fulfilled. In the event such holders exercise their discretion under this paragraph to terminate a proposed Demand Registration, the terminated Demand Registration shall not constitute the Demand Registration under this
SECTION 3, if the determination to terminate such Demand Registration

(i) follows the exercise by Apple of any of its rights provided by the last two paragraphs of this SECTION 3 or (ii) results from a material adverse change in the condition (financial or other), results of operations or business of the Company. Notwithstanding the foregoing, a registration will not count as the Demand Registration under this SECTION 3 until such registration has become effective and unless the Requesting Holders are able to register and sell at least 50% of the shares of Registrable Common requested by them to be included in such registration.

      Notwithstanding the preceding paragraph, if at the time of any request by the Requesting Holders for a Demand Registration, Apple has fixed plans to file within 90 days after such request for the sale of any of its securities in a public offering under the Securities Act (other than an Exempt Offering), no Demand Registration shall be initiated under this SECTION 3 until 20 days after the effective date of such registration unless Apple is no longer proceeding diligently to effect such registration; PROVIDED that Apple shall provide the holders of Registrable Common the right to participate in such public offering pursuant to, and subject to, SECTION 2 hereof.

4. REGISTRATION PROCEDURES. In connection with registrations under SECTIONS 2 AND 3 hereof, and subject to the terms and conditions contained therein, Apple shall (a) use its best efforts to prepare and file with the Commission as soon as reasonably practicable, a registration statement with respect to the Registrable Common and use its best efforts to cause such registration to promptly become and remain effective for a period, in the case of a registration pursuant to SECTION 2, of at least 120 days, or, in the case of a registration pursuant to SECTION 3 and subject to SECTION 6 hereof, until all the shares Registrable Common requested to be registered thereby have been sold thereunder (or, in each such case, such shorter period during which holders shall have sold all Registrable Common which they requested to be registered); PROVIDED, HOWEVER, that such 120-day period shall be extended for a period equal to the period that a Stockholder agrees to refrain from selling any securities included in such registration in accordance with SECTION 8 hereof; (b) prepare and file with the Commission such amendments (including post-effective amendments) to such registration statement and supplements to the related prospectus to appropriately reflect the plan of distribution of the securities registered thereunder until the completion of the distribution contemplated by such registration statement or for so long thereafter as a dealer is required by law to deliver a prospectus in connection with the offer and sale of the shares of Registrable Common covered by such registration statement and/or as shall be necessary so that neither such registration statement nor the related prospectus shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and so that such registration statement and the related prospectus will otherwise comply with applicable legal requirements; (c) provide to any Stockholder requesting to include shares of Registrable Common in such registration statement and a single counsel for all holders of Registrable Common requesting to include shares of Registrable Common in such registration statement, which counsel shall be selected by the holders of a majority of shares of Registrable Common requested to be included in such registration statement and shall be reasonably satisfactory to Apple, an opportunity to review and provide comments with respect to such registration statement (and any post-effective amendment thereto) prior to such registration statement (or post-effective amendment) becoming effective; (d) use its best efforts to register and qualify the Registrable Common covered by such registration statement under applicable securities or "Blue Sky" laws of such jurisdictions as the holders shall reasonably request for the distribution of the Registrable Common; (e) take such other actions as are reasonable and necessary to comply with the requirements of the Securities Act; (f) furnish such number of prospectuses (including preliminary prospectuses) and documents incident thereto as a Stockholder from time to time may reasonably request; (g) provide to any Stockholder requesting to include Registrable Common in such registration statement and any managing underwriter participating in any distribution thereof, and to any attorney, accountant or other agent retained by such Stockholder or managing underwriter, reasonable access to appropriate officers and directors of Apple to ask questions and to obtain information reasonably requested by any such Stockholder, managing underwriter, attorney, accountant or other agent in connection with such registration statement or any amendment thereto; PROVIDED, HOWEVER, that (i) in connection with any such access or request, any such requesting persons shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by Apple of its business and (ii) any records, information or documents shall be kept confidential by such requesting persons, unless (A) such records, information or documents are in the public domain or otherwise publicly available or (B) disclosure of such records, information or documents is required by court or administrative order or by applicable law (including, without limitation, the Securities Act); (h) notify each Stockholder and the managing underwriters participating in the distribution pursuant to such registration statement promptly (i) when Apple is informed that such registration statement or any post-effective amendment to such registration statement becomes effective, (ii) of any request by the Commission for an amendment or any supplement to such registration statement or any related prospectus, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any related prospectus or the initiation or threat of any proceeding for that purpose, (iv) of the suspension of the qualification of any shares of Registrable Common included in such registration statement for sale in any jurisdiction or the initiation or threat of a proceeding for that purpose,
(v) of any determination by Apple that any event has occurred which makes untrue any statement of a material fact made in such registration statement or any related prospectus or which requires the making of a change in such registration statement or any related prospectus in order that the same will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(vi) of the completion of the distribution contemplated by such registration statement if it relates to an offering by Apple; (i) in the event of the issuance of any stop order suspending the effectiveness of such registration statement or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any shares of Registrable Common included in such registration statement for sale in any jurisdiction, use its best efforts to obtain its withdrawal; (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than fifteen months after the effective date of such registration statement, an earnings statement covering the period of at least twelve months beginning with the first full fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act; (k) use reasonable diligence to cause all shares of Registrable

Common included in such registration statement to be listed on any securities exchange (including, for this purpose, the Nasdaq National Market) on which the Common Stock is then listed at the initiation of Apple; (l) use reasonable diligence to obtain an opinion from legal counsel (which may include the General Counsel of Apple) in customary form and covering such matters of the type customarily covered by opinions as the underwriters, if any, may reasonably request; (m) provide a transfer agent and registrar for all such Registrable Common not later than the effective date of such registration statement; (n) enter into such customary agreements (including an underwriting agreement in customary form) as the underwriters, if any, may reasonably request in order to expedite or facilitate the disposition of such shares of Registrable Common; and
(o) use reasonable diligence to obtain a "comfort letter" from Apple's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the underwriters, if any, may reasonably request. As used in this SECTION 4 and elsewhere herein, the term "underwriters" does not include any Stockholder.

5. UNDERWRITING AGREEMENT. In connection with each registration pursuant to SECTIONS 2 AND 3 covering an underwritten registered public offering, Apple and each participating Stockholder agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of Apple's size and investment stature, including provisions for indemnification by Apple and each Selling Stockholder as more fully described in SECTION 12 hereof.

6. AVAILABILITY OF RULE 144. Notwithstanding anything contained herein to the contrary, (including SECTIONS 2 AND 3 hereof), Apple shall not be obligated to register shares of Registrable Common held by any Stockholder when the resale provisions of Rule 144(k) are available to such Stockholder or such Stockholder is otherwise entitled to sell the shares of Registrable Common held by him or her in a brokerage transaction without registration under the Securities Act and without limitation as to volume or manner of sale or both.

7. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the shares of Registrable Common held by the Stockholders to the public without registration, Apple agrees to:

      (a) make and keep public information available (as those terms are understood and defined in Rule 144) at all times from and after 90 days following the effective date of the registration statement;

      (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of Apple under the Securities Act and the Exchange Act at any time that it is subject to such reporting requirements; and

      (c) so long as a Stockholder owns any shares of Registrable Common, furnish to the Stockholder forthwith upon request a written statement by Apple as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time that it is subject to such reporting requirements), a copy of the most recent annual or quarterly report of Apple, and such other reports and documents filed in accordance with such reporting requirements as a Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Stockholder to sell any such securities without registration; and

      (d) if required by the transfer agent and registrar for the Common Stock, use reasonable diligence to obtain an opinion from legal counsel (which may include the General Counsel of Apple) addressed to such transfer agent and registrar, with respect to any sale of shares of Registerable Common pursuant to Rule 144 (or, at the option of Apple, pay the reasonable fees and expenses of legal counsel retained by a Stockholder to provide such an opinion).

8.    MARKET STANDOFF.

      (a) In consideration of the granting to Stockholders of the registration rights pursuant to this Agreement, each Stockholder agrees that, for so long as such Stockholder holds shares of Registrable Common, except as permitted by SECTIONS 2 AND 3 hereof, such Stockholder will not sell, transfer or otherwise dispose of, including without limitation through put or short sale arrangements, shares of Common Stock in the ten days prior to the effectiveness of any registration (other than relating to an Exempt Offering) of Common Stock for sale to the public and for up to 90 days following the effectiveness of such registration.

      (b) Except for Exempt Offerings or in connection with the acquisition by Apple of another company or business, Apple shall not offer to sell or sell any shares of capital stock of Apple during the 90-day period immediately following the commencement of an underwritten public offering of shares of Registrable Common pursuant to a Demand Registration.

9. REGISTRATION EXPENSES. All expenses incurred in connection with any registration, qualification and compliance under this Agreement (including, without limitation, all registration, filing, qualification, legal, printing and accounting fees, and underwriting commissions and discounts applicable to shares of Registrable Common included in the registrations under this Agreement) shall be borne by Apple. Subject to the foregoing, all expenses incident to Apple's performance of or compliance with this Agreement, including, without limitation, all filing fees, fees and expenses of compliance with securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Common), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of Apple's officers and employees performing legal or accounting duties), the fees and expenses applicable to shares of Registrable Common included in connection with the listing of the securities to be registered on each securities exchange (including, for this purpose, the Nasdaq National Market) on which similar securities issued by Apple are then listed at the initiation of Apple, registrar and transfer agents' fees and fees and disbursements of counsel for Apple and its independent certified public accountants, securities act liability insurance of Apple and its officers and directors (if Apple elects to obtain such insurance), the fees and expenses of any special experts retained by Apple in connection with such registration and fees and expenses of other persons retained by Apple and incurred in connection with each registration hereunder (but not including, without limitation, any fees and expenses of counsel and any other special experts retained by the holders of Registrable Common in connection with a registration required hereunder, and transfer taxes, if any), will be borne by Apple.

10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No holder of Registrable Common may participate in any underwritten registration hereunder unless such holder
(a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

11. TRANSFER OF REGISTRATION RIGHTS; ADDITIONAL GRANTS OF REGISTRATION RIGHTS. The registration rights provided to the holders of Registrable Common under SECTIONS 2 AND 3 hereof may not be transferred to any other person or entity, except to any person who the Stockholder may transfer the Warrant pursuant to the terms thereof or pursuant to the laws of descent and distribution; PROVIDED that such transferees are bound by and subject to the terms and conditions contained herein. Nothing herein shall limit the ability of Apple to grant to any person or entity any registration or similar rights in the future with respect to Common Stock or other securities of Apple (whether pursuant to the foregoing provision or otherwise).

12.   INDEMNIFICATION AND CONTRIBUTION.

            (a) INDEMNIFICATION BY THE COMPANY. To the extent permitted by law, Apple agrees to indemnify and hold harmless each Stockholder who sells shares of Registrable Common in a registered offering pursuant to either SECTION 2 OR
SECTION 3 hereof (a "Selling Stockholder"), each person, if any, who controls such Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, employees or members of the Stockholder, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Common or in any amendment or supplement thereto or in any related preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to Apple by such Selling Stockholder or on such Selling Stockholder's behalf expressly for use therein. In connection with an underwritten offering of shares of Registrable Common, Apple will indemnify any underwriters of the Registrable Common, their partners, officers and directors and each person who controls such underwriters (within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act) on substantially the same basis as that of the indemnification of the Selling

Stockholders provided in this SECTION 12(A). Notwithstanding the foregoing, Apple's indemnification obligations with respect to any preliminary prospectus shall not inure to the benefit of any Selling Stockholder or underwriter with respect to any loss, claim, damage, liability (or actions in respect thereof) or expense arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission to state a material fact in such preliminary prospectus, in any case where (i) a copy of the prospectus used to confirm sales of shares of Registrable Common was not sent or given to the person asserting such loss, claim, damage or liability at or prior to the written confirmation of the sale to such person and (ii) such untrue statement or alleged untrue statement or omission or alleged omission was corrected in such prospectus.

            (b) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by a Selling Stockholder of notice of any claim or the commencement of any action or proceeding brought or asserted against such Selling Stockholder in respect of which indemnity may be sought from Apple, such Selling Stockholder shall notify Apple in writing of the claim or the commencement of that action or proceeding; PROVIDED, HOWEVER, that the failure to so notify Apple shall not relieve Apple from any liability that it may have to the Selling Stockholder otherwise than pursuant to the indemnification provisions of this Agreement. If any such claim or action or proceeding shall be brought against a Selling Stockholder and such Selling Stockholder shall have duly notified Apple thereof, Apple shall have the right to assume the defense thereof, including the employment of counsel. Such Selling Stockholder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Selling Stockholder unless (i) Apple has agreed to pay such fees and expenses or
(ii) the named parties to any such action or proceeding include both such Selling Stockholder and Apple, and such Selling Stockholder shall have been advised by counsel that there may be one or more legal defenses available to such Selling Stockholder which are different from or additional to those available to Apple, in which case, if such Selling Stockholder notifies Apple in writing that it elects to employ separate counsel at the expense of Apple, Apple shall not have the right to assume the defense of such action or proceeding on behalf of such Selling Stockholder; it being understood, however, that Apple shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Selling Stockholders. Apple shall not be liable for any settlement of any such action or proceeding effected without Apple's written consent.

            (c) INDEMNIFICATION BY HOLDERS OF REGISTRABLE COMMON. In connection with any registration in which a Selling Stockholder is participating, such Selling Stockholder will furnish to Apple in writing such information and affidavits as Apple reasonably requests for use in connection with any related registration statement or prospectus. To the extent permitted by law, each Selling Stockholder agrees to indemnify and hold harmless Apple, its directors and officers who sign the registration statement relating to shares of Registrable Common offered by such Selling Stockholder and each person, if any, who controls Apple within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Apple to such Selling Stockholder, but only with respect to information concerning such Selling Stockholder furnished in writing by such Selling Stockholder or on such Selling Stockholder's behalf expressly for use in any registration statement or prospectus relating to shares of Registrable Common offered by such Selling Stockholder, or any amendment or supplement thereto, or any related preliminary prospectus. In case any action or proceeding shall be brought against Apple or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against such Selling Stockholder, such Selling Stockholder shall have the rights and duties given to Apple, and Apple or its directors or officers or such controlling persons shall have the rights and duties given to such Selling Stockholder, by the preceding paragraph. Each Selling Stockholder also agrees to indemnify and hold harmless any underwriters of the Registrable Common, their partners, officers and directors and each person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) on substantially the same basis as that of the indemnification of Apple provided in this SECTION 12(C). Notwithstanding anything to the contrary herein, in no event shall the amount paid or payable by any Selling Stockholder under this SECTION 12(C) exceed the amount of proceeds received by such Selling Stockholder from the offering of the Registrable Common.

            (d) CONTRIBUTION. If the indemnification provided for in this
SECTION 12 is unavailable to any indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnified party or indemnified parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. Apple and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this SECTION 12(D) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this SECTION 12(D). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this SECTION 12, the indemnifying parties shall indemnify each indemnified party to the full extent provided in SECTIONS 12(A) and (C) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this SECTION 12(D)

13.   MISCELLANEOUS.

      (a) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless Apple has obtained the written consent of holders of at least 51% of the shares of Registrable Common then outstanding.

      (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopy, or registered or certified mail (return receipt requested), postage prepaid, or courier to the parties at the following addresses (or at such other address for any party as shall be specified by like notice), PROVIDED that notices of a change of address shall be effective only upon receipt thereof. Notices sent by mail shall be effective when answered back, notices sent by telecopier shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery by the courier. Notices shall be sent to the following addresses:

            (i) if to a Stockholder, at the most current address given by such Stockholder to Apple in a writing making specific reference to this Agreement;

            (ii)  if to Apple, at the following address:

                        Apple Orthodontix, Inc.
                        One West Loop South
                        Suite 100
                        Houston, Texas 77027
                        Attn:  H. Steven Walton
                        Telecopy:  (713) 964-6877

      with copies to:   Jackson & Walker, L.L.P.
                        1100 Louisiana, Suite 4200
                        Houston, Texas 77002
                        Attn:  Richard S. Roth, Esq.
                        Telecopy:  (713) 752-4221

      (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of each of the parties.

      (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE.

      (g) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all the rights and privileges of the Stockholders shall be enforceable to the fullest extent permitted by law.

      (h) ENTIRE AGREEMENT; TERMINATION. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. This Agreement, except the provisions of SECTION 12 (which shall survive until the expiration of the applicable statutes of limitations) and this
SECTION 13, shall terminate and be of no further force or effect on November 14, 2001.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    APPLE:

                                    APPLE ORTHODONTIX, INC.

                                    By: /s/ ROBERT J. SYVERSON
                                            Robert J. Syverson
                                            President

                                    STOCKHOLDERS:

                                    TRICAP PARTNERS, L.L.C.

                                    By:/S/ A. JOHN KREFT
                                           A. John Kreft
                                           Manager